Acquisitions, Divestitures, Equity-Method Investments and Assets and Liabilities Held for Sale, Licensing Arrangements and Research and Development and Collaborative Arrangements	12 Months Ended
Dec. 31, 2019
Business Combinations, Discontinued Operations And Disposal Groups, Collaborative Arrangements And Equity Method Investments [Abstract]
Acquisitions, Divestitures, Equity-Method Investments and Assets and Liabilities Held for Sale, Licensing Arrangements, and Research and Development and Collaborative Arrangements	Acquisitions, Divestitures, Equity-Method Investments and Assets and Liabilities Held for Sale, Licensing Arrangements and Research and Development and Collaborative Arrangements

A. Acquisitions
Array BioPharma Inc.
On July 30, 2019, we acquired Array, a commercial stage biopharmaceutical company focused on the discovery, development and commercialization of targeted small molecule medicines to treat cancer and other diseases of high unmet need, for $48 per share in cash. The total fair value of the consideration transferred for Array was approximately $11.2 billion ($10.9 billion, net of cash acquired). In addition, approximately $157 million in payments to Array employees for the fair value of previously unvested stock options was recognized as post-closing compensation expense and recorded in Restructuring charges and certain acquisition-related costs in the consolidated statement of income in the third quarter of 2019 (see Note 3). We financed the majority of the transaction with debt and the balance with existing cash.
Array’s portfolio includes the approved combined use of Braftovi (encorafenib) and Mektovi (binimetinib) for the treatment of BRAFV600E- or BRAFV600K-mutant unresectable or metastatic melanoma. The combination therapy has significant potential for long-term growth via expansion into additional areas of unmet need and is currently being investigated in over 30 clinical trials across several solid tumor indications, including in BRAF-mutant mCRC, through collaborations with third parties. In December 2019, the FDA accepted and granted priority review to our supplemental new drug application for Braftovi in combination with Erbitux (cetuximab) (Braftovi Doublet) in BRAF-mutant mCRC. Pfizer has exclusive rights to commercialize Braftovi and Mektovi in the U.S. and Canada. In addition to the combination therapy for BRAF-mutant metastatic melanoma, Array brings a broad pipeline of targeted cancer medicines in different stages of R&D, as well as a portfolio of out-licensed medicines, which may generate milestones and royalties over time.
In connection with this acquisition, we provisionally recorded: (i) $7.2 billion in Identifiable intangible assets, consisting of $1.8 billion of Developed technology rights with a useful life of 16 years, $4.0 billion of IPR&D and $1.4 billion for Licensing agreements ($1.1 billion for technology in development––indefinite-lived licensing agreements and $340 million for developed technology––finite-lived licensing agreements with a useful life of 10 years), (ii) $5.4 billion of Goodwill, (iii) $1.3 billion of net deferred tax liabilities and (iv) $451 million of assumed long-term debt, which was paid in full in the third quarter of 2019. The allocation of the consideration transferred to the assets acquired and the liabilities assumed has not yet been finalized.
Therachon Holding AG
On July 1, 2019, we acquired all the remaining shares of Therachon, a privately-held clinical-stage biotechnology company focused on rare diseases, with assets in development for the treatment of achondroplasia, a genetic condition and the most common form of short-limb dwarfism, for $340 million upfront, plus potential milestone payments of up to $470 million contingent on the achievement of key milestones in the development and commercialization of the lead asset. In 2018, we acquired approximately 3% of Therachon’s outstanding shares for $5 million. We accounted for the transaction as an asset acquisition since the lead asset represented substantially all the fair value of the gross assets acquired. The total fair value of the consideration transferred for Therachon was approximately $322 million, which consisted of $317 million of cash and our previous $5 million investment in Therachon. Therachon is a wholly-owned subsidiary of Pfizer. In connection with this asset acquisition, we recorded a charge of $337 million in Research and development expenses.
AstraZeneca’s Small Molecule Anti-Infectives Business
On December 22, 2016, which fell in the first fiscal quarter of 2017 for our international operations, we acquired the development and commercialization rights to AstraZeneca’s small molecule anti-infectives business, primarily outside the U.S., including the commercialization and development rights to the marketed products Zavicefta™ (ceftazidime-avibactam), Merrem™/Meronem™ (meropenem) and Zinforo™ (ceftaroline fosamil), and the clinical development assets ATM-AVI and CXL (ceftaroline fosamil-AVI). In 2017, under the terms of the agreement, we made payments of approximately $605 million to AstraZeneca related to the transaction. We made an additional milestone payment of $125 million in our first fiscal quarter of 2018, we made a deferred payment of $175 million to AstraZeneca in January 2019, and we made an additional milestone payment of $75 million in our third fiscal quarter of 2019. We may make payments of up to $600 million to AstraZeneca if sales of Zavicefta™ exceed certain thresholds prior to January 1, 2026, as well as tiered royalties on sales of Zavicefta™ and ATM-AVI in certain markets for a period ending on the later of 10 years from first commercial sale or the loss of patent protection or loss of regulatory exclusivity. The total royalty payments are unlimited during the royalty term and the undiscounted payments are expected to be in the range of approximately $315 million to $542 million. The total fair value of consideration transferred for AstraZeneca’s small molecule anti-infectives business was approximately $1.0 billion inclusive of cash paid of $555 million and the fair value of contingent consideration of $485 million (which is composed of the fair values of the deferred payment, the $50 million milestone payment made in the second quarter of 2017, the $125 million milestone payment made in our first fiscal quarter of 2018, the $75 million milestone payment made in the third quarter of 2019, and the future expected milestone and royalty payments). In connection with this acquisition, we recorded $894 million in Identifiable intangible assets, consisting of $728 million in Developed technology rights and $166 million in IPR&D. We also recorded $92 million in Other current assets related to the economic value of inventory which was retained by AstraZeneca for sale on our behalf, $73 million in Goodwill and $19 million of net deferred tax liabilities. The final allocation of the consideration transferred to the assets acquired and the liabilities assumed has been completed.
Medivation, Inc.
On September 28, 2016, we acquired Medivation for $81.50 per share. The total fair value of consideration transferred for Medivation was approximately $14.3 billion in cash ($13.9 billion, net of cash acquired). Of this consideration, approximately $365 million was not paid as of December 31, 2016, and was recorded in Other current liabilities. The remaining consideration was paid as of December 31, 2017. Medivation is a wholly-owned subsidiary of Pfizer. Medivation is focused on developing and commercializing small molecules for oncology. Medivation’s portfolio includes Xtandi (enzalutamide). Xtandi is FDA-approved for the treatment of non-metastatic and metastatic castration-resistant prostate cancer as well as metastatic castration sensitive prostate cancer. Xtandi is being developed and commercialized through a collaboration with Astellas. Astellas has exclusive commercialization rights for Xtandi outside the U.S. The Medivation portfolio also includes talazoparib, which was approved by the FDA in October 2018, under the trade name Talzenna, for the treatment of adults with germline BRCA-mutated HER2-negative locally advanced or metastatic breast cancer and is currently in development for other types of cancer. In connection with this acquisition, we recorded $12.2 billion in Identifiable intangible assets, primarily consisting of $8.1 billion of Developed technology rights with an average useful life of approximately 12 years and $4.1 billion of IPR&D, and recorded $6.1 billion of Goodwill, $4.0 billion of net income tax liabilities, and $259 million of assumed contingent consideration of which $51 million has been paid through December 31, 2019. In 2017 and 2016, we recorded measurement period adjustments to the estimated fair values initially recorded in 2016, which resulted in a reduction in Identifiable intangible assets of approximately $1.0 billion with a corresponding change to Goodwill and net income tax liabilities. The measurement period adjustments were recorded to better reflect market participant assumptions about facts and circumstances existing as of the acquisition date. The 2017 results included a decrease of approximately $38 million to Amortization of intangible assets which reflected the cumulative pre-tax impact of the measurement period adjustments to Identifiable intangible assets that were amortized to the income statement since the acquisition date. The measurement period adjustments did not result from intervening events subsequent to the acquisition date. The final allocation of the consideration transferred to the assets acquired and the liabilities assumed has been completed.

B. Divestitures
Sale of Hospira Infusion Systems Net Assets to ICU Medical, Inc.
On October 6, 2016, we announced that we entered into a definitive agreement under which ICU Medical, a global device manufacturer, agreed to acquire all of our global infusion systems net assets, HIS, for approximately $1 billion in cash and ICU Medical common stock. HIS includes IV pumps, solutions, and devices. As a result of the performance of HIS relative to ICU Medical’s expectations, on January 5, 2017 we entered into a revised agreement with ICU Medical under which ICU Medical would acquire HIS for up to approximately $900 million, composed of cash and contingent cash consideration, ICU Medical common stock and seller financing.
The revised transaction closed on February 3, 2017. At closing, we received 3.2 million newly issued shares of ICU Medical common stock (as originally agreed), which we initially valued at approximately $428 million (based upon the closing price of ICU Medical common stock on the closing date less a discount for lack of marketability) and which were reported as equity securities at fair value in Long-term investments on the consolidated balance sheet as of December 31, 2017. Upon the sale of these shares in 2018, we realized a full gain of $302 million on these securities, although our income statement only reflects a gain of $47 million as the balance of the previously unrealized gain was recorded as a cumulative effect adjustment upon the adoption of a new accounting standard. We also received a promissory note in the amount of $75 million, which was repaid in full as of December 31, 2017, and net cash of approximately $200 million before customary adjustments for net working capital, which was reported in Other investing activities, net on the consolidated statement of cash flows for the year-ended December 31, 2017. In addition, we are entitled to receive a contingent amount of up to an additional $225 million in cash based on ICU Medical’s achievement of certain cumulative performance targets for the combined company through December 31, 2019. The amount of contingent payment we will receive, if any, will be determined during the first half of 2020. We recognized a pre-tax gain of $1 million in 2018 and a pre-tax loss of $55 million in 2017 in Other (income)/deductions––net, representing adjustments to amounts previously recorded in 2016 to write down the HIS net assets to fair value less costs to sell.
The sale of the HIS net assets was fully completed in all jurisdictions as of year-end 2018.
In connection with the sale transaction, we entered into certain transitional agreements designed to facilitate the orderly transition of the HIS net assets to ICU Medical. These agreements primarily related to administrative services, and were provided for a period of 24 months after the closing date. We will also manufacture and supply certain HIS products for ICU Medical and ICU Medical will manufacture and supply certain retained Pfizer products for us after closing, generally for a term of five years. These agreements are not material to Pfizer and none confers upon us the ability to influence the operating and/or financial policies of ICU Medical subsequent to the sale.

Contribution Agreement Between Pfizer and Allogene Therapeutics, Inc.
In April 2018, Pfizer and Allogene announced that the two companies entered into a contribution agreement for Pfizer’s portfolio of assets related to allogeneic CAR T therapy, an investigational immune cell therapy approach to treating cancer. Under this agreement, Allogene received from Pfizer rights to pre-clinical and clinical CAR T assets, all of which were previously licensed to Pfizer from French cell therapy company, Cellectis, beginning in 2014 and French pharmaceutical company, Servier, beginning in 2015. Allogene assumed responsibility for all potential financial obligations to both Cellectis and Servier. Pfizer continues to participate financially in the development of the CAR T portfolio through an ownership stake in Allogene. Separately, Pfizer continues to maintain its approximate 7% ownership stake in Cellectis that was obtained in 2014 as part of the licensing agreement in which Pfizer obtained exclusive rights to pursue the development and commercialization of certain Cellectis CAR T therapies in exchange for an upfront payment of $80 million, as well as potential future development, regulatory and commercial milestone payments and royalties. In connection with the Allogene transaction, Pfizer recognized a non-cash $50 million pre-tax gain in Other (income)/deductions––net in the second quarter of 2018, representing the difference between the $127 million fair value of the equity investment received and the book value of assets transferred (including an allocation of goodwill) (see Note 4).
In October 2018, Allogene consummated an initial public offering of new shares of its common stock, which resulted in Pfizer’s preferred stock converting into common stock and a decrease in our ownership percentage from approximately 25% to approximately 18% as of December 31, 2018. The closing price on the day of the initial public offering was $25 per share. Beginning as of the date of the initial public offering, our investment in Allogene is being measured at fair value with changes in fair value recognized in net income (see Note 4).
Sale of Phase 2b Ready AMPA Receptor Potentiator for CIAS to Biogen Inc.
In April 2018, we sold our Phase 2b ready AMPA receptor potentiator for CIAS to Biogen. We received $75 million upfront and have the opportunity to receive up to $515 million in total development and commercialization milestones, as well as tiered royalties in the low-to-mid-teen percentages. We recognized the $75 million upfront payment in Other (income)/deductions––net in the second quarter of 2018 (see Note 4). In the fourth quarter of 2018, we recognized an additional $10 million milestone in Other (income)/deductions––net (see Note 4). We will record the other milestones and royalties to Other (income)/deductions––net when due, or earlier if we have sufficient experience to determine such amounts are not probable of significant reversal.
Divestiture of Neuroscience Assets
In September 2018, we and Bain Capital entered into a transaction to create a new biopharmaceutical company, Cerevel, to continue development of a portfolio of clinical and preclinical stage neuroscience assets primarily targeting disorders of the central nervous system including Parkinson’s disease, epilepsy, Alzheimer’s disease, schizophrenia and addiction. These assets were part of the neuroscience discovery and early development efforts, which we announced we were ending in January 2018. In connection with this transaction, we out-licensed the portfolio to Cerevel in exchange for a 25% ownership stake in Cerevel’s parent company, Cerevel Therapeutics, Inc., and potential future regulatory and commercial milestone payments and royalties. Bain Capital has committed to invest $350 million to develop the portfolio, with the potential for additional funding as the assets advance. In connection with the transaction, we recognized a non-cash $343 million pre-tax gain in Other (income)/deductions––net in the third quarter of 2018, representing the fair value of the equity investment received as the assets transferred had a book value of $0 (see Note 4). Our investment in Cerevel Therapeutics, Inc. is reported in Long-term investments on the consolidated balance sheets as of December 31, 2019 and December 31, 2018.
C. Equity-Method Investments and Assets and Liabilities Held for Sale
Formation of a New Consumer Healthcare Joint Venture
On July 31, 2019, we completed the transaction in which we and GSK combined our respective consumer healthcare businesses into a new consumer healthcare joint venture that operates globally under the GSK Consumer Healthcare name. In exchange for contributing our Consumer Healthcare business to the joint venture, we received a 32% equity stake in the new company and GSK owns the remaining 68%. Upon the closing of the transaction, we deconsolidated our Consumer Healthcare business and recognized a pre-tax gain of $8.1 billion ($5.4 billion, net of tax) in our fiscal third quarter of 2019 in (Gain) on completion of Consumer Healthcare JV transaction for the difference in the fair value of our 32% equity stake in the new company and the carrying value of our Consumer Healthcare business. We may record additional adjustments to the gain in future periods, which we do not expect to have a material impact on our consolidated financial statements.
In valuing our investment in GSK Consumer Healthcare, we used discounted cash flow techniques. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which include the expected impact of competitive, legal or regulatory forces on the products; the long-term growth rate, which seeks to project the sustainable growth rate over the long term; the discount rate, which seeks to reflect our best estimate of the various risks inherent in the projected cash flows; and the tax rate, which seeks to incorporate the geographic diversity of the projected cash flows. As part of the joint venture transaction, we agreed to indemnify GSK with respect to certain tax matters related to periods prior to closing of the transaction as well as certain potential environmental or other legal liabilities associated with the previous operation of our Consumer Healthcare business. We recognized a liability of $45 million with respect to the tax matters indemnification. The value of the environmental and legal indemnifications was not considered to be material.
We are accounting for our interest in GSK Consumer Healthcare as an equity-method investment. The carrying value of our investment in GSK Consumer Healthcare is approximately $17.0 billion and it is reported as a private equity investment in the Equity-method investments line in our consolidated balance sheet as of December 31, 2019. Our consolidated statement of income for 2019 includes revenues and expenses associated with Pfizer’s Consumer Healthcare business through July 31, 2019. We record our share of earnings from the Consumer Healthcare joint venture on a quarterly basis on a one-quarter lag in Other (income)/deductions––net commencing from August 1, 2019. Therefore, we recorded our share of two months of the joint venture’s earnings generated in the third quarter of 2019 totaling $47 million in our operating results in the fourth quarter of 2019. As of the July 31, 2019 closing date, we estimated that the fair value of our investment in GSK Consumer Healthcare was approximately $15.7 billion and 32% of the underlying equity in the carrying value of the net assets of GSK Consumer Healthcare was approximately $11.2 billion resulting in an initial basis difference of approximately $4.5 billion. In the fourth quarter of 2019, we preliminarily completed the allocation of the basis difference, which resulted from the excess of the initial fair value of our investment over the underlying equity in the carrying value of the net assets of the joint venture, primarily to inventory, definite-lived intangible assets, indefinite-lived intangible assets, related deferred tax liabilities and equity method goodwill within the investment account. We recorded the amortization of basis differences allocated to inventory, definite-lived intangible assets and related deferred tax liabilities in Other (income)/deductions––net commencing August 1, 2019. The amortization of these basis differences for two months of the third quarter of 2019 totaling approximately $31 million is included in our operating results in the fourth quarter of 2019. Amortization of basis differences on inventory and related deferred tax liabilities will be completely recognized by the first quarter of 2020. Basis differences on definite-lived intangible assets and related deferred tax liabilities are being amortized over approximately 17 years. The increase in the value of our investment from the closing date to December 31, 2019 is primarily due to foreign currency translation adjustments (see Note 6).
While we have received our full 32% interest in GSK Consumer Healthcare as of the July 31, 2019 closing and transferred control of our Consumer Healthcare business to GSK Consumer Healthcare, the contribution of the business was not completed in certain non-U.S. jurisdictions due to temporary regulatory or operational constraints. In these jurisdictions, we have continued to operate the business for the net economic benefit of GSK Consumer Healthcare, and we are indemnified by GSK Consumer Healthcare against risks associated with such operations during the interim period, subject to our obligations under the definitive transaction agreements. We expect the contribution of our
Consumer Healthcare business in these jurisdictions to be fully completed by the first half of 2021. As such, and as we and GSK Consumer Healthcare are contractually obligated to complete the transaction, we have treated these jurisdictions as sold for accounting purposes.

In connection with the contribution of our Consumer Healthcare business, we entered into certain transitional agreements designed to facilitate the orderly transition of the business to GSK Consumer Healthcare. These agreements primarily relate to administrative services, which are generally to be provided for a period of up to 24 months after the closing date. We will also manufacture and supply certain consumer products for GSK Consumer Healthcare and GSK Consumer Healthcare will manufacture and supply certain retained Pfizer products for us after closing, generally for a term of up to six years. These agreements are not material to Pfizer.

Assets and liabilities associated with our Consumer Healthcare business were reclassified as held for sale in the consolidated balance sheet as of December 31, 2018. The Consumer Healthcare business assets held for sale are reported in Assets held for sale and Consumer Healthcare business liabilities held for sale are reported in Liabilities held for sale in the consolidated balance sheet as of December 31, 2018. This includes the Consumer Healthcare business tax assets and liabilities related to fully dedicated consumer healthcare subsidiaries.

The amounts associated with the Consumer Healthcare business, as well as other assets classified as held for sale consisted of the following:
(MILLIONS OF DOLLARS)	December 31, 2018
Assets Held for Sale
Cash and cash equivalents	$32
Trade accounts receivable, less allowance for doubtful accounts	532
Inventories	538
Other current assets	56
PP&E	675
Identifiable intangible assets, less accumulated amortization	5,763
Goodwill	1,972
Noncurrent deferred tax assets and other noncurrent tax assets	54
Other noncurrent assets	57
Total Consumer Healthcare assets held for sale	9,678
Other assets held for sale(a)	46
Assets held for sale	$9,725

Liabilities Held for Sale

Trade accounts payable	$406
Income taxes payable	39
Accrued compensation and related items	93
Other current liabilities	353
Pension benefit obligations, net	39
Postretirement benefit obligations, net	33
Noncurrent deferred tax liabilities	870
Other noncurrent liabilities	56
Total Consumer Healthcare liabilities held for sale	$1,890

(a)	Other assets held for sale consist of PP&E.
As a part of Pfizer, pre-tax income on a management business unit basis for the Consumer Healthcare business was $654 million through July 31, 2019, $977 million in 2018 and $863 million in 2017.

Summarized financial information for our equity method investee, GSK Consumer Healthcare, as of and for the two months ending September 30, 2019, the most recent period available, is as follows:
(MILLIONS OF DOLLARS)	September 30, 2019
Current assets	$7,505
Noncurrent assets	38,575
Total assets	$46,081

Current liabilities	$5,241
Noncurrent liabilities	5,536
Total liabilities	$10,776

Equity attributable to shareholders	$35,199
Equity attributable to noncontrolling interests	105
Total net equity	$35,304

(MILLIONS OF DOLLARS)	For the Two Months Ending September 30, 2019
Net Sales	$2,161
Cost of sales	(803)
Gross profit	$1,358
Income from continuing operations	152
Net income	152
Income attributable to shareholders	148

Investment in ViiV Healthcare Limited

In 2009, we and GSK created ViiV, which is focused on research, development and commercialization of human immunodeficiency virus (HIV) medicines. We own approximately 11.7% of ViiV, and we have historically accounted for our investment in ViiV under the equity method due to the significant influence that we have over the operations of ViiV through our board representation and minority veto rights. We suspended application of the equity method to our investment in ViiV in 2016 when the carrying value of our investment was reduced to zero due to the recognition of cumulative equity method losses and dividends. Since 2016, we have recognized dividends from ViiV as income in Other (income)/deductions––net when earned, including dividends of $220 million in 2019, $253 million in 2018 and $266 million in 2017 (see Note 4).

Summarized financial information for our equity method investee, ViiV, as of December 31, 2019 and 2018 and for the years ending December 31, 2019, 2018, and 2017 is as follows:
	As of December 31,
(MILLIONS OF DOLLARS)	2019	2018
Current assets	$3,839	$3,381
Noncurrent assets	3,437	3,664
Total assets	7,276	7,045

Current liabilities	2,904	2,725
Noncurrent liabilities	5,860	6,636
Total liabilities	8,765	9,361

Total net equity/(deficit) attributable to shareholders	$(1,489)	$(2,316)

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2019	2018	2017
Net Sales	$6,139	$6,219	$5,504
Cost of sales	(516)	(462)	(381)
Gross profit	$5,623	$5,757	$5,123
Income from continuing operations	3,398	2,154	1,867
Net income	3,398	2,154	1,867
Income attributable to shareholders	3,398	2,154	1,867

Investment in Hisun Pfizer Pharmaceuticals Company Limited

In September 2012, we and Hisun, a leading pharmaceutical company in China, formed a new company, Hisun Pfizer, to develop, manufacture, market and sell pharmaceutical products, primarily branded generic products, predominately in China. Hisun Pfizer was established with registered capital of $250 million, of which our portion was $122.5 million. As a result of the contributions from both parties, Hisun Pfizer holds a broad portfolio of branded generics covering cardiovascular disease, infectious disease, oncology, mental health and other therapeutic areas.

We accounted for our interest in Hisun Pfizer as an equity-method investment, due to the significant influence we had over the operations of Hisun Pfizer through our board representation, minority veto rights and 49% voting interest. Our investment in Hisun Pfizer was reported in Long-term investments, and our share of Hisun Pfizer’s net income was recorded in Other (income)/deductions––net.

On November 10, 2017, we sold our 49% equity share in Hisun Pfizer to Sapphire I (HK) Holdings Limited, an investment fund managed by Hillhouse Capital, for a total of $286 million in cash which included our carrying value of $270 million in cash plus $16 million to cover certain taxes incurred on the transaction. As a result of the sale transaction, we recognized a loss of $81 million in the fourth quarter of 2017 for the recognition in earnings of the currency translation adjustment associated with our investment. After the sale transaction, Hisun Pfizer changed its name but retained its current rights to manufacture, sell and distribute all of Hisun Pfizer’s currently marketed and pipeline products in China. We are providing technical, manufacturing and regulatory services in connection with a technology transfer process being run by Hisun Pfizer to support Hisun Pfizer’s objective that the products that we had previously licensed to Hisun Pfizer, will in the future, be manufactured locally in China. We continue to supply certain products to Hisun Pfizer for a period of time, after the sale transaction, to facilitate a smooth transition.
Investment in Laboratório Teuto Brasileiro S.A.

We entered into an agreement on June 30, 2017 to exit our investment in Teuto, a 40%-owned generics company in Brazil, and sell our 40% interest in Teuto to the majority shareholders. As part of the agreement, we waived our option to acquire the remaining 60% of Teuto, and Teuto’s other shareholders have waived their option to sell their 60% stake in the company to us. As a result, in the second quarter of 2017, we recognized a net loss of approximately $30 million in Other (income)/deductions––net (see Note 4), which included the impairment of our equity-method investment in Teuto, the reversal of a contingent liability associated with the majority shareholders’ option to sell their 60% stake in the company to us, and the recognition in earnings of the currency translation adjustment associated with the Teuto investment. The transaction closed on August 16, 2017.
D. Licensing Arrangements
Akcea Therapeutics, Inc.
In October 2019, we entered into a worldwide exclusive licensing agreement for AKCEA-ANGPTL3-LRx, an investigational antisense therapy being developed to treat patients with certain cardiovascular and metabolic diseases, with Akcea, a majority-owned affiliate of Ionis. The transaction closed in November 2019 and we made an upfront payment of $250 million to Akcea and Ionis, which was recorded in Research and development expenses in our fiscal fourth quarter of 2019. Under the terms of the agreement, Akcea and Ionis will split equally the $250 million upfront license fee. We may be required to make development, regulatory and sales milestone payments of up to $1.3 billion and tiered, double-digit royalties on annual worldwide net sales upon marketing approval of AKCEA-ANGPTL3-LRx and these payments will also be split equally between Akcea and Ionis. Pfizer is responsible for all development and regulatory activities and costs beyond those associated with the ongoing Phase 2 study.
Shire International GmbH
In 2016, we out-licensed PF-00547659, an investigational biologic being evaluated for the treatment of moderate-to-severe inflammatory bowel disease, including ulcerative colitis and Crohn’s disease, to Shire for an upfront payment of $90 million, up to $460 million in development and sales-based milestone payments and potential future royalty payments on commercialized products. The $90 million upfront payment was initially deferred and recognized in Other (income)/deductions––net ratably through December 2017. In the first quarter of 2018, we recognized $75 million in Other (income)/deductions––net for a milestone payment received from Shire related to their first dosing of a patient in a Phase 3 clinical trial of the compound for the treatment of ulcerative colitis, and in the third quarter of 2018, we recognized $35 million in Other (income)/deductions––net for a milestone payment received from Shire related to their first dosing of a patient in a Phase 3 clinical trial of the compound for the treatment of Crohn’s disease (see Note 4).
BionTech AG
In August 2018, a multi-year R&D arrangement went into effect between BionTech AG (BionTech), a privately held company, and Pfizer to develop mRNA-based vaccines for prevention of influenza (flu). In September 2018, we made an upfront payment of $50 million to BionTech, which was recorded in Research and development expenses, and BionTech became eligible to receive up to an additional $325 million in future development and sales based milestones and future royalty payments associated with worldwide sales. As part of the transaction, we also purchased 169,670 newly-issued ordinary shares of BionTech for $50 million in the third quarter of 2018, which are reported in Long-term investments in the consolidated balance sheets as of December 31, 2019 and December 31, 2018.

E. Research and Development and Collaborative Arrangements
Research and Development Arrangement with NovaQuest Co-Investment Fund V, L.P.
In April 2016, Pfizer entered into an agreement with NovaQuest under which NovaQuest would fund up to $200 million in development costs related to certain Phase 3 clinical trials of Pfizer’s rivipansel compound and Pfizer would use commercially reasonable efforts to develop and obtain regulatory approvals for such compound. NovaQuest’s development funding was expected to cover up to 100% of the development costs and was received over approximately 13 quarters from 2016 through the second quarter of 2019 after which Pfizer would be responsible for the remaining development costs. As there was a substantive and genuine transfer of risk to NovaQuest, the development funding was recognized by us as an obligation to perform contractual services and therefore a reduction of Research and development expenses as incurred. The funding cap was reached in 2019. The reduction to Research and Development expenses totaled $24 million for 2019, $58 million for 2018 and $72 million for 2017.
In August 2019, we announced that the Phase 3 RESET (Rivipansel Evaluating Safety, Efficacy and Time to Discharge) pivotal study did not meet its primary or key secondary efficacy endpoints. The objective of the trial was to evaluate the efficacy and safety of rivipansel in patients aged six and older with sickle cell disease who were hospitalized for a vaso-occlusive crisis and required treatment with IV opioids. As a result, in 2019, we recorded a $99 million charge in Cost of sales related to rivipansel, primarily for inventory manufactured for expected future sale, as well as $15 million of anticipated clinical development program close-out costs, which were recorded in Research and development costs in the consolidated statement of income. In January 2020, we discontinued development of rivipansel resulting in the termination of the R&D arrangement with NovaQuest. No payments have been or are expected to be received from or paid to NovaQuest as part of the termination of the arrangement.
Research and Development Arrangement with RPI Finance Trust
In January 2016, Pfizer entered into an agreement with RPI, a subsidiary of Royalty Pharma, under which RPI would fund up to $300 million in development costs related to certain Phase 3 clinical trials of Pfizer’s Ibrance (palbociclib) product primarily for adjuvant treatment of hormone receptor positive early breast cancer (the Indication). RPI’s development funding is expected to cover up to 100% of the costs primarily for the applicable clinical trials until the first quarter of 2020 after which Pfizer will be responsible for the remaining cost of the trials. As there is a substantive and genuine transfer of risk to RPI, the development funding is recognized by us as an obligation to perform contractual services and therefore is a reduction of Research and development expenses as incurred. The reduction to Research and development expenses totaled $63 million for 2019, $99 million for 2018 and $76 million for 2017. If successful and upon approval of Ibrance in the U.S. or certain major markets in the EU for the Indication based on the applicable clinical trials, RPI will be eligible to receive a combination of approval-based fixed milestone payments of up to $250 million dependent upon results of the clinical trials and royalties on certain Ibrance sales over approximately seven years. Fixed milestone payments due upon approval will be recorded as intangible assets and amortized to Amortization of intangible assets over the estimated commercial life of the Ibrance product and sales-based royalties will be recorded as Cost of sales when incurred.
Collaborative Arrangements
In the normal course of business, we enter into collaborative arrangements with respect to in-line medicines, as well as medicines in development that require completion of research and regulatory approval. Collaborative arrangements are contractual agreements with third parties that involve a joint operating activity, typically a research and/or commercialization effort, where both we and our partner are active participants in the activity and are exposed to the significant risks and rewards of the activity. Our rights and obligations under our collaborative arrangements vary. For example, we have agreements to co-promote pharmaceutical products discovered by us or other companies, and we have agreements where we partner to co-develop and/or participate together in commercializing, marketing, promoting, manufacturing and/or distributing a drug product.

The following table provides the amounts and classification of payments (income/(expense)) between us and our collaboration partners:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2019	2018	2017
Revenues—Revenues(a)	$664	$571	$606
Revenues—Alliance revenues(b)	4,648	3,838	2,927
Total revenues from collaborative arrangements	$5,313	$4,409	$3,533
Cost of sales(c)	$(351)	$(296)	$(329)
Selling, informational and administrative expenses(d)	(173)	(90)	(54)
Research and development expenses(e)	99	162	222
Other income/(deductions)—net(f)	362	281	249

(a)	Represents sales to our partners of products manufactured by us.

(b)
Substantially all relates to amounts earned from our partners under co-promotion agreements. The increases in each of the periods presented reflect increases in alliance revenues from Eliquis and Xtandi.

(c)
Primarily relates to amounts paid to collaboration partners for their share of net sales or profits earned in collaboration arrangements where we are the principal in the transaction, and cost of sales associated with inventory purchased from our partners.

(d)	Represents net reimbursements to our partners for selling, informational and administrative expenses incurred.

(e)
Primarily relates to upfront payments and pre-approval milestone payments earned by our partners as well as net reimbursements. The upfront and milestone payments were as follows: $50 million in 2018 and $15 million in 2017. There were no upfront and milestone payments in 2019. Our collaboration with Lilly (see below) also includes reimbursements of $67 million in 2019, $98 million in 2018 and $147 million in 2017.

(f)	Primarily relates to royalties from our collaboration partners.
The amounts disclosed in the above table do not include transactions with third parties other than our collaboration partners, or other costs associated with the products under the collaborative arrangements.
In addition, in connection with our collaborative arrangements, we paid post-approval milestones of $80 million in 2019 and $140 million in 2017 related to our collaboration with Merck KGaA (see below). These payments were recorded in Identifiable intangible assets––Developed technology rights. We did not pay post-approval milestones to collaboration partners in 2018. We also recorded milestones earned related to (i) our collaboration with Mylan Pharmaceuticals Inc. related to the FDA’s approval and launch of Wixela Inhub®, a generic of Advair Diskus® (fluticasone propionate and salmeterol inhalation powder) of $78 million in 2019 in Other (income)/deductions––net (see Note 4) and (ii) our collaboration with Merck (see below) of $40 million in 2018 in Other (income)/deductions––net and $150 million in 2017, substantially all of which was included in the adjustment to increase the opening balance of Retained earnings upon the adoption of a new accounting standard for revenue recognition, effective January 1, 2018.
Collaboration with Merck & Co., Inc.

Under a worldwide collaboration agreement, except for Japan, we collaborated with Merck on the clinical development of ertugliflozin and ertugliflozin-containing fixed-dose combinations with metformin and Januvia (sitagliptin) tablets, which were approved by the FDA in December 2017 and the EC in March 2018 as Steglatro, Segluromet and Steglujan. Merck exclusively promotes Steglatro and the two fixed-dose combination products and we share revenues and certain costs with Merck on a 60%/40% basis, with Pfizer having the 40% share.
In the first quarter of 2017, we received a $90 million milestone payment from Merck upon the FDA’s acceptance for review of the NDAs for ertugliflozin and two fixed-dose combinations (ertugliflozin plus Januvia (sitagliptin) and ertugliflozin plus metformin), which, as of December 31, 2017, was deferred and primarily reported in Other noncurrent liabilities, and through December 31, 2017, was being recognized in Other (income)/deductions––net over a multi-year period. As of December 31, 2017, we were due a $60 million milestone payment from Merck, which we received in the first quarter of 2018, in conjunction with the approval of ertugliflozin by the FDA. As of December 31, 2017, the $60 million due from Merck was deferred and primarily reported in Other noncurrent liabilities. In the first quarter of 2018, in connection with the approval of ertugliflozin in the EU, we recognized a $40 million milestone payment from Merck in Other (income)/deductions––net (see Note 4). We are eligible for additional payments associated with the achievement of future commercial milestones. In the first quarter of 2018, in connection with the adoption of a new accounting standard for revenue recognition, as of January 1, 2018, the $60 million of deferred income and approximately $85 million of the $90 million of deferred income associated with the above-mentioned milestone payments were recorded as a cumulative effect adjustment to Retained earnings.
Collaboration with Eli Lilly & Company

In 2013, we entered into a collaboration agreement with Lilly to jointly develop and globally commercialize Pfizer’s tanezumab, which provides that Pfizer and Lilly will equally share product-development expenses as well as potential revenues and certain product-related costs. We received a $200 million upfront payment from Lilly in accordance with the collaboration agreement between Pfizer and Lilly, which was deferred and primarily reported in Other noncurrent liabilities, and through December 31, 2017, was being recognized in Other (income)/deductions––net over a multi-year period beginning in the second quarter of 2015. Pfizer and Lilly resumed the Phase 3 chronic pain program for tanezumab in July 2015. Under the collaboration agreement with Lilly, we are eligible to receive additional payments from Lilly upon the achievement of specified regulatory and commercial milestones. In the first quarter of 2018, in connection with the adoption of a new accounting standard for revenue recognition, as of January 1, 2018, approximately $107 million of deferred income associated with the above-mentioned upfront payment was recorded as a cumulative effect adjustment to Retained earnings. Approximately $9 million of the upfront payment continues to be deferred, and is reported in Other current liabilities as of December 31, 2019. This amount is being recognized in Other (income)/deductions––net over the remaining development period for the product in 2020.
Collaboration with Merck KGaA

In November 2014, we entered into a collaborative arrangement with Merck KGaA, to jointly develop and commercialize avelumab, currently approved as Bavencio for metastatic MCC in the U.S., the EU, Japan and select other markets, in combination with Inlyta for the first-line treatment of patients with advanced RCC in the U.S., the EU, Japan and select other markets, as well as for the second-line treatment of patients with locally advanced or metastatic urothelial carcinoma in the U.S. and select other markets. Avelumab is also in development as a potential treatment for multiple other types of cancer. We and Merck KGaA are exploring the therapeutic potential of this novel anti-PD-L1 antibody as a single agent as well as in various combinations with our and Merck KGaA’s broad portfolio of approved and investigational oncology therapies. Also, as part of the agreement, we gave Merck KGaA certain co-promotion rights for Xalkori in the U.S. and several other key markets. Under the terms of the agreement, in the fourth quarter of 2014, we made an upfront payment of $850 million to Merck KGaA and Merck KGaA is eligible to receive regulatory and commercial milestone payments of up to approximately $2.0 billion. During 2017, we made $140 million in milestone payments to Merck KGaA, which were recorded in Identifiable intangible assets––Developed technology rights, for approvals of avelumab received in 2017 for the MCC indication in the U.S., the EU and Japan, and for the metastatic urothelial carcinoma indication in the U.S. Both companies jointly fund the majority of development and commercialization costs, and split equally any profits related to net sales generated from selling any products containing avelumab from this collaboration. In December 2018, both companies amended the collaborative agreement such that Pfizer will be solely responsible for the development and commercialization of its anti PD-1 antibody. Under the terms of the amended agreement, we paid Merck KGaA an up-front payment and we will make a potential milestone and tiered royalty payments should the Pfizer anti PD-1 antibody achieve regulatory and commercial success. We made $80 million in milestone payments to Merck KGaA, which were recorded in Identifiable intangible assets––Developed technology rights, for the U.S. and the EU approvals received in 2019 related to the use of Bavencio in combination with Inlyta for the first-line treatment of patients with advanced RCC.